Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of Nanometrics Incorporated (the “Company”) that based on his knowledge:

1.	The Annual Report on Form 10-K/A of the Company for the fiscal year ended December 29, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 25, 2008	By:	/s/ Timothy J. Stultz
	Name:	Timothy J. Stultz
	Title:	Chief Executive Officer

Date: April 25, 2008	By:	/s/ Gary C. Schaefer
	Name:	Gary C. Schaefer
	Title:	Chief Financial Officer